UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

EG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 24th Floor

New York, NY 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-888-1040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	EGGFU	The New York Stock Exchange
Class A shares	EGGF	The New York Stock Exchange
Warrants	EGGFW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On October 17, 2022, LGM Enterprises, LLC (“LGM”), a North Carolina limited liability company, EG Acquisition Corp. (“EG” and after the Closing, “PubCo”), the LGM Existing Equityholders (as defined below) and EG Sponsor LLC, a Delaware limited liability company (“Sponsor”) announced that EG, Sponsor, LGM and the LGM Existing Equityholders entered into a definitive equity purchase agreement (the “Equity Purchase Agreement”). The transactions contemplated by the Equity Purchase Agreement are referred to herein collectively as the “Business Combination”. This Form 8-K is being filed to describe the material terms of the Equity Purchase Agreement and related agreements, which are filed as exhibits herewith. Capitalized terms used in this Form 8-K but not otherwise defined herein have the meanings given to them in the Equity Purchase Agreement.

Item 1.01	Entry Into A Material Definitive Agreement.

Equity Purchase Agreement

The Equity Purchase Agreement, dated October 17, 2022 (the “Effective Date”), was entered into by and among EG, LGM and, for certain limited purposes, Thomas James Segrave, Jr., Thomas James Segrave, Jr., as Custodian for Laura Grace Segrave, Thomas James Segrave, Jr., as Custodian for Madison Lee Segrave, Thomas James Segrave, Jr., as Custodian for Lillian May Segrave, and Thomas James Segrave, Jr., as Custodian for Thomas James Segrave III (collectively, the “LGM Existing Equityholders”) and, for certain limited purposes, Sponsor, and, as the representative of the LGM Existing Equityholders, Thomas James Segrave, Jr. The Equity Purchase Agreement and the transactions contemplated thereby were unanimously approved by EG’s board of directors and by the members and manager of LGM, respectively.

Business Combination

Pursuant to the Equity Purchase Agreement, following the closing of the Business Combination (the “Closing”), PubCo will be organized in an umbrella partnership–C corporation (“Up-C”) structure, in which substantially all of the assets of the combined company will be held by LGM, and PubCo’s only assets will be its equity interests in LGM. At the Closing:

•

EG will amend its existing certificate of incorporation to: (a) change its name to “flyExclusive, Inc.”, (b) convert all then-outstanding shares of class B common stock, par value $0.0001 per share, of EG (the “EG Class B Common Stock”), held by Sponsor (the “Sponsor Stock”), into shares of class A common stock, par value $0.0001 per share, of PubCo (such class A common stock, the “PubCo Class A Common Stock”), and (c) issue to the LGM Existing Equityholders class B common stock, par value $0.0001 per share, of PubCo (the “PubCo Class B Common Stock”), which carries one vote per share but no economic rights;

•

LGM and its members will adopt the Amended and Restated Limited Liability Company Agreement of LGM (the “A&R Operating Agreement”) to: (a) restructure its capitalization to (i) issue to EG the number of common units of LGM equal to the number of outstanding shares of PubCo Class A Common Stock immediately after giving effect to the Business Combination (taking into account any redemption of EG Common Stock, any potential PIPE investment (the “PIPE Investment”) and the conversion of the Bridge Notes (as described below)) (the “PubCo Units”); and (ii) reclassify the existing LGM common units into LGM common units, and (b) appoint PubCo as the managing member of LGM;

•

As consideration for the PubCo Units, EG will contribute to LGM the amount held in the trust fund established for the benefit of its stockholders held in the trust account (the “Trust Account”), less the amount of cash required to fund the redemption of class A common stock, par value $0.0001 per share, of EG (the “EG Class A Common Stock”) held by eligible stockholders who elect to have their shares redeemed as of the Closing, plus the aggregate proceeds from the PIPE Investment and the deemed contribution of the aggregate proceeds of the Bridge Notes (each defined below), less the deferred underwriting commission payable to BTIG, LLC (collectively, the “Contribution Amount”). Immediately after the contribution of the Contribution Amount, LGM will pay the amount of unpaid fees, commissions, costs or expenses that have been incurred by LGM and EG in connection with the Business Combination (the “Transaction Expenses”) by wire transfer of immediately available funds on behalf of LGM and EG to those persons to whom such amounts are owed; and

•

Without any action on the part of any holder of a warrant to purchase one whole share of EG Class A Common Stock (an “EG Warrant”), each EG Warrant that is issued and outstanding immediately prior to the Closing will be converted into a warrant to purchase one whole share of PubCo Class A Common Stock in accordance with its terms.

Secondary Option of Existing Equityholders

In the event the Closing Date Cash Repurchase Amount (as defined in the Equity Purchase Agreement) is more than $85,000,000, the Existing Equityholders have the right, in their sole discretion, to have repurchased by EG an amount of units at the Closing, at $10.00 per unit, with such amount equal to up to: (i) the lesser of (A) $15,000,000 and (B) the excess of the Closing Date Cash Contribution Amount over $85,000,000, in the event the Closing Date Cash Contribution Amount is more than $85,000,000 and less than $185,000,000; and (ii) the lesser of (A) $20,000,000 and (B) $15,000,000 plus the excess of the Closing Date Cash Contribution Amount over $185,000,000, in the event the Closing Date Cash Contribution Amount is more than $185,000,000.

Representations and Warranties, Covenants

Under the Equity Purchase Agreement, parties to the agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Equity Purchase Agreement will not survive the Closing. In addition, the parties to the Equity Purchase Agreement agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of the parties to use commercially reasonable efforts to operate their respective businesses in the ordinary course, and to refrain from taking certain specified actions without the prior written consent of the applicable party, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into a competing transaction and Sponsor has agreed to vote all shares owned by it in favor of the Business Combination. The covenants of the parties set forth in the Equity Purchase Agreement will not survive the Closing, except for covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Termination

The Equity Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, the following: (i) by written notice from LGM or EG to the other party if the Closing has not occurred by May 28, 2023 (the deadline for EG to consummate an initial business combination pursuant to its existing certificate of incorporation) or if, upon EG stockholders’ approval, such deadline is extended to a date no later than September 28, 2023, such extended deadline (the “Outside Closing Date”); (ii) upon the applicable parties’ mutual written consent; (iii) by EG or LGM if the consummation of the Business Combination is prohibited by law; or (iv) by the non-breaching party if EG or LGM materially breaches a representation, warranty, covenant or other agreement by such party that (a) results in the failure to satisfy a closing condition of the breaching party and that is incapable of being cured by the Outside Closing Date, or if capable of being cured by the Outside Closing Date is not cured within 20 days of the non-breaching party notifying the breaching party of such breach. None of the parties to the Equity Purchase Agreement are required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Equity Purchase Agreement.

Conditions to Each Party’s Obligations to Close

Under the Equity Purchase Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (a) the representations and warranties of the respective parties being true and correct subject to the materiality standards contained in the Equity Purchase Agreement; (b) material compliance by the parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Equity Purchase Agreement; (c) the approval by EG’s stockholders of the transactions contemplated by the Equity Purchase Agreement; (d) the absence of a Company Material Adverse Effect (as defined in the Equity Purchase Agreement) since the Effective Date that is continuing and uncured; (e) EG having at least $5,000,001 in tangible net assets immediately prior to the Closing; (f) PubCo remaining listed on NYSE; and (g) the filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having been made and the applicable waiting period and any extensions thereof having expired or terminated.

Agreements to be Entered into at Closing

At the Closing, the LGM Existing Equityholders, PubCo and LGM will enter into the A&R Operating Agreement.

At the Closing of the Business Combination, PubCo, LGM, the LGM Existing Equityholders, Thomas James Segrave, Jr., in the capacity of TRA Holder Representative, and the TRA Holders (as defined in the Tax Receivable Agreement), will enter into a Tax Receivable Agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, PubCo will generally be required to pay the applicable TRA Holders 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign taxes that are based on, or measured with respect to, net income or profits, and any interest related thereto that PubCo (and applicable consolidated, unitary, or combined subsidiaries thereof, if any) realizes, or is deemed to realize, as a result of certain tax attributes.

In addition, at the Closing, PubCo will enter into a Stockholders’ Agreement with the LGM Existing Equityholders and the Sponsor (the “Stockholders’ Agreement”). Pursuant to the Stockholders’ Agreement, among other things, the LGM Existing Equityholders and our Sponsor will respectively agree to vote each of their respective securities of PubCo that may be voted in the election of PubCo’s directors in accordance with the provisions of the Stockholders’ Agreement. At Closing, the PubCo Board of Directors (the “PubCo Board”) is expected to initially consist of seven directors. The Sponsor and its permitted transferees will have the right, pursuant to the Stockholders’ Agreement, to nominate directors for appointment based on its ownership of the PubCo. The director designation rights of the LGM Existing Equityholders and the Sponsor will each fall away when certain conditions are met.

In addition, at the Closing, PubCo will amend and restate its existing Registration Rights Agreement (the “A&R RRA”). Pursuant to the A&R RRA, among other things, the Existing Equityholders and the Sponsor were granted customary demand registration rights. PubCo has also agreed to file a shelf registration statement following the closing and provided other customary rights to the Existing Equityholders and the Sponsor following the Closing.

A copy of the Equity Purchase Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Equity Purchase Agreement is qualified in its entirety by reference thereto. The Equity Purchase Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Equity Purchase Agreement were made as of the execution date of the Equity Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Equity Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Equity Purchase Agreement. Moreover, certain representations and warranties in the Equity Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Equity Purchase Agreement as characterizations of the actual statements of fact about the parties.

Bridge Note

In connection with the execution of the Equity Purchase Agreement, on October 17, 2022, LGM entered into a Senior Subordinated Convertible Note with an investor and, for certain limited provisions thereof, EG, pursuant to which LGM borrowed an aggregate principal amount of $50,000,000 at a rate of 10% per annum. LGM has also agreed to enter into additional Senior Subordinated Convertible Notes with additional investors (collectively, the “Lenders”) on the same terms for an aggregate principal amount of $35,000,000 (all Senior Subordinated Convertible Notes discussed in this paragraph collectively, the “Bridge Notes”) by October 31, 2022, bringing the total principle amount of the Bridge Notes to $85,000,000 in the aggregate. Concurrently with the Closing, the Bridge Notes will be automatically exchanged for the number of PubCo Class A Common Stock equal to the quotient of (a) the total amount owed by LGM under the Bridge Notes divided by (b) $10.00 (subject to adjustment in certain instances, as described in the Bridge Notes). Unless otherwise consented to by the Lenders, the proceeds of the Bridge Notes are to be used primarily for the acquisition of additional aircraft and payment of expenses related thereto.

A copy of the Bridge Note, dated as of October 17, 2022, is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the form of Bridge Note is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under the headings “Equity Purchase Agreement – Business Combination” and “Bridge Note” in Item 1.01 of this Current Report are incorporated by reference into this Item 3.02. The shares of PubCo Class A Common Stock to be issued to the Lenders and the shares of PubCo Class B Common Stock to be issued to the LGM Existing Equityholders in connection with the Closing will not be registered under the Securities Act of 1933 (the “Securities Act”), as amended, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information

EG intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, and EG will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. EG’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with EG’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about LGM and EG and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of EG as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

EG, Sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of EG’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of EG’s directors and officers in EG’s filings with the SEC, including EG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 15, 2022, and such information and names of LGM’s directors and executive officers will also be in the proxy statement of EG for the Business Combination. Stockholders can obtain copies of EG’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

LGM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from EG’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of EG and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the transaction on LGM’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of LGM and potential difficulties in LGM employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against LGM or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of the EG’s securities a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or LGM operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or LGM’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the proxy statement that will be filed as discussed herein and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and LGM and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. LGM nor EG gives any assurance that either LGM or EG or the combined company will achieve its expectations.

EG cautions that the foregoing list of factors is not exclusive. EG cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of EG’s Annual Report on Form 10-K filed with the SEC. EG’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, EG disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Equity Purchase Agreement, dated as of October 17, 2022, by and among LGM Enterprises, LLC, EG Acquisition Corp., EG Sponsor LLC, the LGM Existing Equityholder Representative and the LGM Existing Equityholders listed on Annex A thereto.

10.1†	Senior Subordinated Convertible Note, dated as of October 17, 2022, by and among LGM Enterprises, as the Borrower, EnTrust Emerald (Cayman) LP, as the Initial Noteholder, any noteholders party thereto from time to time and EG Acquisition Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). EG agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EG ACQUISITION CORP.

	By:	/s/ Gregg S. Hymowitz
	Name:	Gregg S. Hymowitz
	Title:	Chief Executive Officer

Dated: October 18, 2022